                                                                    Exhibit 99.3

                              STEEL DYNAMICS, INC.
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                 Three Months
                                                                                Ended March 31,
                                                                            -----------------------
                                                                               2002           2001
                                                                            ---------      ---------

Net Sales:
     Unrelated parties ................................................     $ 139,149      $ 129,266
     Related parties ..................................................        27,754         24,820
                                                                            ---------      ---------
         Total net sales ..............................................       166,903        154,086

Cost of goods sold ....................................................       139,529        128,523
                                                                            ---------      ---------
Gross profit ..........................................................        27,374         25,563

Selling, general and administrative expenses ..........................        13,088         13,802
                                                                            ---------      ---------
     Operating Income .................................................        14,286         11,761

Interest expense ......................................................         4,265          4,839
Other (income) expense ................................................         4,153           (204)
                                                                            ---------      ---------
     Income before income taxes and extraordinary items ...............         5,868          7,126
Income taxes ..........................................................         2,200          2,743
                                                                            ---------      ---------
     Income before extraordinary items ................................         3,668          4,383
Extraordinary loss on debt extinguishment, net of tax benefit of $1,216         2,028           --
                                                                            ---------      ---------

Net income ............................................................     $   1,640      $   4,383
                                                                            =========      =========


Basic earnings per share:
Income before extraordinary items .....................................     $    0.08      $    0.10
     Extraordinary items ..............................................         (0.04)          --
                                                                            ---------      ---------
Net income ............................................................     $    0.04      $    0.10
                                                                            =========      =========

Weighted average number of shares outstanding .........................        46,045         45,511
                                                                            =========      =========

Diluted earnings per share:
Income before extraordinary items .....................................     $    0.08      $    0.10
     Extraordinary items ..............................................         (0.04)          --
                                                                            ---------      ---------
Net income ............................................................     $    0.04      $    0.10
                                                                            =========      =========

Weighted average number of shares outstanding .........................        46,348         45,710
                                                                            =========      =========

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                              STEEL DYNAMICS, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                          March 31,       December 31,
                                                                                            2002             2001
                                                                                         -----------      -----------
                                                                                                  (unaudited)

                                     ASSETS
CURRENT ASSETS:
     Cash and cash equivalents .....................................................     $    32,319      $    78,241
     Accounts receivable, net ......................................................          68,508           65,589
     Accounts receivable-related parties ...........................................          17,820           16,290
     Inventories ...................................................................         112,356          118,368
     Deferred taxes ................................................................          21,966           24,600
     Other current assets ..........................................................           3,996            9,116
                                                                                         -----------      -----------
              Total current assets .................................................         256,965          312,204

PROPERTY, PLANT, AND EQUIPMENT, NET ................................................         872,538          852,061

RESTRICTED CASH ....................................................................           3,311            3,030

OTHER ASSETS .......................................................................          22,760           12,803
                                                                                         -----------      -----------

              TOTAL ASSETS .........................................................     $ 1,155,574      $ 1,180,098
                                                                                         ===========      ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable ..............................................................     $    33,153      $    30,228
     Accounts payable-related parties ..............................................          17,383           11,101
     Accrued interest ..............................................................           2,204            4,052
     Other accrued expenses ........................................................          27,799           26,697
     Current maturities of long-term debt ..........................................           8,870           46,033
                                                                                         -----------      -----------
              Total current liabilities ............................................          89,409          118,111

LONG-TERM DEBT, less current maturities ............................................         536,801          553,891

DEFERRED TAXES .....................................................................          58,427           62,765

MINORITY INTEREST ..................................................................           5,025            4,769

OTHER LONG-TERM CONTINGENT LIABILITIES .............................................          21,987           21,987

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Common stock voting, $.01 par value; 100,000,000 shares authorized;
        49,706,131 and 49,586,473 shares issued; and 47,320,217 and 45,743,473
        shares outstanding, as of March 31, 2002 and December 31, 2001, respectively             497              495
     Treasury stock, at cost; 2,385,914 and 3,843,000 shares, at March 31, 2002
        and December 31, 2001, respectively ........................................         (28,889)         (46,526)
     Additional paid-in capital ....................................................         343,197          337,733
     Retained earnings .............................................................         133,869          132,229
     Other accumulated comprehensive loss ..........................................          (4,749)          (5,356)
                                                                                         -----------      -----------
              Total stockholders' equity ...........................................         443,925          418,575
                                                                                         -----------      -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ................................     $ 1,155,574      $ 1,180,098
                                                                                         ===========      ===========